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                                                                  EXHIBIT 10.10


                NON-QUALIFIED STOCK OPTION TO PURCHASE SHARES OF
              COMMON STOCK UNDER BOYLE LEASING TECHNOLOGIES, INC.

              1987 STOCK OPTION PLAN AND CONFIDENTIALITY AGREEMENT

                            PART A STOCK OPTION GRANT

-----------------                                             ------------------
  NO. OF SHARES                                                      DATE

         Pursuant to its Stock Option Plan (the "Plan"), Boyle Leasing Technologies, Inc. (the "Company"), which term shall include its successors as provided in the Plan, hereby grants to _________________________ (the "Optionee") an Option to purchase prior to a date of ten years and one day from the date of the grant (the "Expiration Date") all or any part of _________ shares of the Common Stock of the Company (the "Option Shares") at a price of $_______ per share ("Option Price") in accordance with the schedule set forth in
Section 1 and subject to the terms and conditions set forth hereinafter and in the Plan.

1.       VESTING SCHEDULE.

         Subject to the determination of the Company to accelerate the vesting schedule hereunder due to other circumstances, this Option shall be vested and exercisable with respect to the following percentages of the Option Shares during the following periods determined from the date of this Option:

         (i) 20% of such total number upon or after the expiration of one year from the date of this option grant;

         (ii) An additional 20% of such total number upon or after the expiration of two years from the date of this option grant;

         (iii) an additional 20% of such total number upon or after the expiration of three (3) years from the date of this option grant;

         (iv) an additional 20% of such total number upon or after the expiration of four (4) years from the date of this option grant;



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

         (v) an additional 20% of such total number upon or after the expiration of five (5) years from the date of this option grant;

         (vi) the above percentages are cumulative so that the failure of the Optionee in any year to exercise this option for all or any portion of the total number of shares represented hereby shall not prejudice his right to acquire in any period such number of shares which when added to the number of share acquired by the Optionee hereunder in any prior period, if any, shall not exceed that percentage of the total number of shares represented hereby as is equal to:

                 (a) 40% thereof upon or after the expiration of two years from the date of this grant,

                 (b) 60% thereof upon or after the expiration of three years from the date of the grant,

                 (c) 80% thereof upon or after the expiration of four years from the date of this grant,

                 (d) 100% thereof upon or after the expiration of five years from the date of the grant.

In any event, this Option shall become fully vested and exercisable with respect to all of the Option Shares five years after the date hereof. Once vested, options shall continue to be exercisable at any time or times prior to the Expiration Date.

2.       MANNER OF EXERCISE.

         The Optionee may exercise this Option only in the following manner:
From time to time prior to the Expiration Date of this Option, the Optionee may give written notice to the Company of his election to purchase some or all of the vested Option Shares purchasable at the time of such notice. Said notice shall specify the number of shares to be purchased and shall be accompanied by payment therefor in cash or in shares of the Company's Common Stock, valued at their fair market value on the date of exercise as determined in good faith by the Board of Directors of the Company or a Committee thereof acting under the Plan. No certificates for the shares so purchased will be issued to Optionee until the Company has completed all steps required by law to be taken in connection with the issue and sale of the shares, including without limitation, if said shares have not been registered under the Securities Act of 1933, as amended,




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receipt of a representation from the Optionee upon each exercise of this Option that he is purchasing the shares for his own account and not with a view to any resale or distribution thereof, legending of any certificate representing said shares, and the imposition of a stop transfer order with respect thereto, to prevent a resale or distribution in violation of Federal or state securities laws. If requested upon the exercise of the Option, certificates for shares may be issued in the name of the Optionee jointly with another person with rights of survivorship or in the name of the executor or administrator of his estate, and the foregoing representations shall be modified accordingly.

3.       TRANSFERABILITY.

         This Option is personal to Optionee, is not transferable by the Optionee in any manner by operation of law or otherwise, and is exercisable, during the Optionee's lifetime, only by him.

4.       OPTION SHARES.

         The shares of stock which are the subject of this Option are shares of Common Stock of the Company as constituted on the date of this Option, subject to adjustment as provided in Section 6 of the Plan.

5.       EFFECT OF CERTAIN TRANSACTIONS.

         If the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation, or if the Company is liquidated or sells or otherwise disposes of all or substantially all of its assets to another corporation while this Option remains outstanding,
(i) subject to the provisions of clause (iii) below, after the effective date of such merger, consolidation or sale, as the case may be, the holder of this Option shall be entitled, upon exercise of such Option, to receive in lieu of shares of Common Stock, shares of such stock or other securities as the holders of shares of Common



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Stock received pursuant to the terms of the merger, consolidation or sale; (ii)
the Board may waive any discretionary limitations in this stock option agreement so that the Option shall be exercisable in full; and (iii) the Option may be cancelled by the Board as of the effective date of any such merger, consolidation, liquidation or sale provided that notice of such cancellation shall be given to the holder not less than thirty (30) days preceding the effective date of such merger, consolidation, liquidation, sale or disposition and provided that the Board may in its sole discretion waive any discretionary limitations imposed in this stock option agreement so that such Option shall be exercisable in full or in part as the Board may determine during such thirty
(30) day period.

6.       STOCK RESTRICTION .

         (a) Optionee represents and warrants that he is acquiring the Shares of his own account for the purpose of investment and not with a view to resale or distribution.

         (b) The certificates evidencing the Shares shall be endorsed with a legend, in addition to any other legends required by this Agreement, substantially as follows:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL FOR THE CORPORATION THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT."

         (c) Optionee understands and agrees that neither the Company nor any agent of the Company shall be under any obligation to recognize any transfer of any of the Shares if, in the opinion of counsel for the Company, such transfer would result in violation by the Company of any federal or state law with respect to the offering, issuance or sale of securities.



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7.       MISCELLANEOUS.

         Notices hereunder shall be mailed or delivered to the Company at its principal place of business, 950 Winter Street, Waltham, MA 02154, and shall be mailed or delivered to Optionee at his address set forth below, or in either case at such other address as one party may subsequently furnish to the other party in writing.

                   PART B: CONFIDENTIALITY AND NON-COMPETITION

1.       REPURCHASE OF OPTIONEE'S STOCK BY THE COMPANY.

         The term "affiliation" as used in this Part B shall mean, and include any one or more of the following: employment by the Company, service as a member of the Board of Directors of Company or of any Advisory Board of the Company, or engagement by the Company as a consultant. The term "affiliate" shall mean any person having an affiliation with the Company.

         1.1 REPURCHASE OPTION UPON TERMINATION OF AFFILIATION. Upon termination of the Optionee's affiliation with the Company at any time, by either the Company or the Optionee, for any reason including death, the Company shall have the option to repurchase (hereinafter called the "Repurchase Option") some or all of the Optionee's Stock at a per share price determined in accordance with Section B.1.2 hereof.

         1.2 REPURCHASE OPTION PRICE PER SHARE. The repurchase price per share (the "Repurchase Price") shall be the fair market value of a share of the Company's Common Stock as of the date of termination of the Optionee's affiliation with the Company as determined in good faith by the Board of Directors of the Company.

         1.3 ELECTION OF REPURCHASE OPTION. In the event the Company is entitled to and does elect to exercise the Repurchase Option, it shall give to the Optionee or his estate a written notice within sixty (60) days of the Optionee's termination specifying the number of shares which the Company elects to purchase and a date for closing hereunder, which date shall not be more than



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fourteen (14) calendar days after the giving of such notice. The closing shall take place at the office of the Company, or such other place as shall be mutually agreed upon. The Repurchase Price shall be paid in full in cash or, at the election of the Company, by the promissory note of the Company payable to the order of the Optionee or his estate in not more than thirty-six (36) equal monthly installments with simple interest to be charged on the unpaid balance at a rate of interest equal to the prime rate charged by the Bank of Boston on the date of the closing, payable with each installment. The first such installment shall be due and payable on the first day of the month following the date of the closing as hereinbefore provided. Such note shall provide that the Company shall provide that the Company shall have the right to pay the principal, or any portion thereof, at any time or times; that upon default for thirty (30) days in the payment of any such installment or of the interest thereon, or in the event of bankruptcy, receivership, or dissolution of the Company, or if the Company shall make an assignment for the benefit of its creditors, the entire balance then remaining unpaid shall become due and payable forthwith at the option of the holder of the note; and that presentment, protest and notice of protest and nonpayment are waived.

         If, at the closing under this Section B.1.3, the Repurchase Price is paid in full in cash, the Optionee shall deliver to the Company all of the certificates of Stock and stock powers of the Optionee held by the Optionee that the Company is thereby repurchasing, or if, at the closing, any portion of the Repurchase Price is not paid in cash, the Company's attorneys shall retain and hold all of the certificates of Stock of the Optionee and all stock powers that the Company has elected to repurchase as collateral security for the payment of the Repurchase Price and any interest thereon until the Company shall have paid such price and interest in full. As soon as payment of said price and interest shall be made in full the Company's attorneys shall deliver to the Company any and all of the certificates of Stock and stock powers of the Optionee that the Company has repurchased. In the event that the balance of the note, including interest thereon, shall be accelerated and such balance shall remain unpaid for a period of thirty (30) days



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thereafter, the Optionee or his estate may cause to be hold at public or private sale the Stock held by the Company's attorneys as security hereunder for such note. The proceeds of any such sale, less the reasonable expenses incurred in connection therewith, shall be applied toward the payment of the balance due under such note and the excess, if any, shall be turned over to the Company.

         1.4 DISPOSITION OF THE OPTIONEE'S STOCK UPON COMPANY'S ELECTION NOT TO REPURCHASE FOLLOWING TERMINATION. Where the Optionee's affiliation has been terminated for any reason including death and where the Company has elected not to repurchase some or all of his Stock under its Repurchase Option, all restrictions on the transfer of such Stock under this Agreement shall be terminated. The Company's attorneys shall remove from the certificate or certificates representing such Stock the legend set forth in Paragraph 4 hereof and deliver the Stock to the Optionee forthwith.

2.       COMPANY'S RIGHT OF FIRST REFUSAL UPON PROPOSED SALE OF STOCK.

         2.1 OPTION AND RIGHT OF FIRST REFUSAL. Except as otherwise provided herein, the Company is hereby granted the option and right to purchase any or all of the shares of the Optionee's Stock that the Optionee proposes to sell, assign, transfer or dispose of in any manner at any time before or after termination of the Optionee's affiliation by the Company. The Optionee shall deliver to the Company, not less than sixty (60) days prior to the anticipated date of consummation of a proposed sale, assignment, transfer or other disposition, a written notice setting forth the anticipated date of such transaction, the number of shares of Stock that are to be the subject of such transaction, the names and addresses of the prospective parties thereto, the proposed consideration and terms of payment and other material facts related thereto (the "Notice of Transaction").

         The Company shall have the right to exercise the option created hereunder by delivering to the Optionee, within thirty (30) days of delivery of such Notice of Transaction, a written notice



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indicating that it is exercising this option and setting forth the number of shares to be acquired (the "Notice of Exercise"). The purchase price for the shares shall be the purchase price set forth in the Notice of Transaction which has been agreed to by the prospective parties (the "Offer Price"). At its option, the Company may pay the Offer Price either in cash or by issuance of a thirty-six month promissory note as described in Section B.1.3 hereof. The Company's election with respect to form of payment shall be set forth in the Notice of Exercise.

         The closing of the option created hereunder shall take place at the office of the Company or at such other location as the Company and the Optionee mutually shall agree not more than thirty (30) days after the delivery by the Company of the Notice of Exercise.

         If, at the closing under this Section B.2.1, the shares are purchased by the Company by payment in full in cash, the Optionee shall deliver to the Company all of the certificates of Stock and stock powers of the Optionee that the Company is hereby repurchasing, or if, at the closing, any portion of the Offer Price is not paid in cash, the Company's attorneys shall retain and hold all of the certificates of Stock of the Optionee and all stock powers that the Company has elected to repurchase as collateral security for the payment of the Offer Price and any interest thereon until the Company shall have paid said Offer Price and interest in full. As soon as payment of said Offer Price and interest shall be made in full, the Company's attorneys shall deliver to the Company any and all of the Certificates of Stock and stock powers of the Optionee that the Company has repurchased. In the event that the balance of the note, if any, including interest thereon, shall be accelerated and such balance shall remain unpaid for a period of thirty (30) days thereafter, the Optionee may cause to be sold at public or private sale the Stock held as security hereunder for such note. The proceeds of any such sale, less the reasonable expenses incurred in connection therewith, shall be applied toward the payment of the balance due under such note and the excess, if any, shall be turned over to the Company.

         2.2 DISPOSITION OF OPTIONEE'S STOCK UPON COMPANY'S ELECTION NOT TO REPURCHASE PURSUANT TO ITS RIGHT OF FIRST REFUSAL. If, within thirty (30) days after the Company receives the



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Optionee's Notice of Transaction, the Company has not delivered its Notice of
Exercise to the Option as to some or all of his Stock, then the Optionee may sell all or a part of his shares to the prospective parties at the Offer Price within ninety (90) days of the date of the Notice of Transaction, and all restrictions on the transfer of such shares under this Agreement shall be terminated. All shares not purchased by the Company or prospective parties at the Offer Price hereunder shall remain subject to the terms of this Agreement.

3.       TRANSFERS IN VIOLATION OF THIS AGREEMENT.

         In addition to any other legal or equitable remedies which they may have, the Company or the Stockholders may enforce their respective rights by actions for specific performance (to the extent permitted by law) and the Company may refuse to recognize any transferee as one of its Stockholders for any purpose, including, without limitation, for purposes of dividend and voting rights, until all applicable provisions of this Agreement have been complied with.

4.       LEGEND TO BE AFFIXED TO OPTIONEE'S STOCK.

         In addition to the legend required by A.6(b) of this Agreement, the following legend shall be displayed prominently on each Certificate of Stock purchased by or otherwise transferred to the Optionee under this Agreement:

         The shares represented by this certificate are subject to restriction on transfer set forth in the Non-Qualified Stock Option Grant and Confidentiality Agreement dated ___________, 1995, a copy of which will be furnished by the Company to the holder of this certificate upon written request and without charge.

5.       CONFIDENTIALITY; PROPERTY RIGHTS.

         The Optionee agrees that he shall not directly or indirectly disclose any of the products, designs, techniques and trade secrets of the Company, nor use them in any way, either during the term of his affiliation with the Company or at any time thereafter, except as required in the course of his affiliation with the Company. All files, programs, software, records, documents



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and similar items relating to the business of the Company, including, but not limited to, lists of current and prospective customers, whether prepared by the Company or otherwise, coming into his possession, shall remain the exclusive property of the Company and shall not be removed from the premises of the Company under any circumstances whatsoever without the prior written consent of the Company, or except in his authorized capacity as an affiliate of the Company.

6.       NONCOMPETITION.

         6.1 COVENANTS NOT TO COMPETE. The Optionee covenants and agrees as follows:

               (a) that he will not, during the term of his affiliation with the Company and for a period of two (2) years immediately thereafter, either as an employee, employer, consultant, agent, principal, partner, stockholder, corporate officer, director, or in any other individual or representative capacity ("directly or indirectly"), either (i) engage or participate in any business that is in competition in any manner whatsoever with the business of the Company or (ii) have any professional contract or relationship with any accounts of the Company for himself, directly or indirectly, or with or in conjunction with any other person, persons, firm, company, partnership or corporation engaged in any business that is in competition in any manner with the business of the Company or from time to time handled by the Company during the term of the Optionee's affiliation with the Company;

               (b) that he will not, during the term of his affiliation with the Company and for one (1) year immediately thereafter, directly or indirectly, or in conjunction with any other person, persons, firm, company, partnership or corporation call upon to sell, lease or license or endeavor to sell, lease or license to any of the customers, prospective customers (i.e., any company that has been contacted by the Company during a one year period prior to a contact by the Optionee) of the Company the same types of products and services provided by the Company as of the date hereof or provided by the Company during the term of this Agreement;



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               (c)   the Optionee recognizes and acknowledges that the Company's
Confidential Information (including, but not limited to, lists of the Company's customers and prospective customers and the Company's specially designed computer software) is valuable, special and unique to the Company. The Optionee will not during the term of his affiliation with the Company or at any time thereafter disclose any Confidential Information to any person, persons, firm, corporation, partnership, association or other entity for any reason or purpose whatsoever. In the event of a breach or threat of breach by the Optionee of the provisions of this Section B.6(c), the Company shall be entitled to an injunction restraining the Optionee from disclosing in whole or in part any Confidential Information and/or from otherwise violating the terms of this Agreement. Nothing herein shall be construed as prohibiting the Company from pursuing any other remedies available to the Company for such breach or threatened breach including the recovery of damages from the Optionee.

         6.2 INDEPENDENT COVENANTS. The foregoing covenants shall be construed as covenants independent of any other provision in this Agreement, and the existence of any claim or cause of action of the Optionee against the Company (whether predicated on this Agreement or otherwise) shall not constitute a defense to the enforcement by the Company of the foregoing covenants. In the event that the Optionee leaves the employ of the Company by his own request, at the request of the Company or otherwise, the foregoing covenants shall remain in full force and effect as independent covenants, regardless of any other covenants, terms, or conditions in this Agreement or any other Agreement.

7.       GENERAL PROVISIONS.

         7.1 NOTICE. Any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, addressed to the other party hereto at



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his or its address as listed below or at such other address as such party may designate by ten (10) days advance written notice to the other party hereto.

         7.2 FURTHER AGREEMENTS. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the intent of this Agreement.

         7.3 WAIVER, MODIFICATION AND TERMINATION. The Company, by vote of its Board of Directors, and the Optionee, by written consent, may waive their respective rights hereunder, either generally or with respect to one or more specific transfers which have been proposed, attempted or made. This Agreement may be modified or terminated by vote of the Board of Directors of the Company and the written consent of the Optionee, if the Optionee is still affiliated by the Company or otherwise subject to a provision of this Agreement. This Agreement shall terminate automatically upon the occurrence of any of the following events:

               (a) The dissolution of the Company; or the appointment of a receiver of the property of the Company; or the assignment by the Company of its assets for the benefit of creditors or the filing by the Company of a petition, or the approval by a court of competent jurisdiction of a petition filed against the Company, under any bankruptcy or insolvency laws; and

               (b) The mutual consent of the Company and the Optionee to the termination of this Agreement. Upon termination of this Agreement all obligations and rights of the Company and the Optionee hereunder shall cease, except that those obligations under both Sections B.5 and B.6 hereof shall continue until the times specified therein, and any obligations of the Company to pay for Stock that arose under Sections B.1 and B.2 shall survive.

         7.4 PROHIBITION BY LAW OF REPURCHASE BY THE COMPANY. The Company may not elect to repurchase the Stock under this Agreement if such repurchase would violate any applicable provisions of law with respect to minimum capital requirement and use of corporate funds to repurchase the Company's shares.



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         7.5   GOVERNING LAW, COUNTERPARTS, ETC.

               (a) This Agreement shall be construed under and governed by the laws of the Commonwealth of Massachusetts.

               (b) This Agreement may be executed in one or more counterparts each of which shall be deemed an original and all of which together shall constitute a single instrument.

               (c) In case any term of this Agreement shall be held invalid, illegal or unenforceable in whole or in part, neither the validity of the remaining part of such a term nor the validity of any other term of this Agreement shall in any way be affected thereby.

               (d) This Agreement shall insure to the benefits of and be binding upon the successors and assigns of the Company and the heirs, executors and administrators of the Optionee.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                            Boyle Leasing Technologies, Inc.

                                            By:_________________________________
                                                President

                                            ____________________________________
                                                Optionee

                                            ____________________________________
                                                Address

                                            ____________________________________
                                                City/State/Zip


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                  INCENTIVE STOCK OPTION TO PURCHASE SHARES OF
              COMMON STOCK UNDER BOYLE LEASING TECHNOLOGIES, INC.

              1987 STOCK OPTION PLAN AND CONFIDENTIALITY AGREEMENT

                            PART A STOCK OPTION GRANT

-----------------                                             ------------------
  NO. OF SHARES                                                      DATE

         Pursuant to its 1987 Stock Option Plan (the "Plan"), Boyle Leasing Technologies, Inc. (the "Company"), which term shall include its successors as provided in the Plan, hereby grants to _________________________ an Option to purchase prior to a date of ten years from the date of the grant (the "Expiration Date") all or any part of _________ shares of the Common Stock of the Company (the "Option Shares") at a price of $_______ per share ("Option Price") in accordance with the schedule set forth in Section 1 and subject to the terms and conditions set forth hereinafter and in the Plan.

1.       VESTING SCHEDULE.

         Subject to the determination of the Company to accelerate the vesting schedule hereunder due to other circumstances, this Option shall be vested and exercisable with respect to the following percentages of the Option Shares during the following periods determined from the date of this Option:

         (i) 20% of such total number upon or after the expiration of one year from the date of this option grant;

         (ii) An additional 20% of such total number upon or after the expiration of two years from the date of this option grant;

         (iii) an additional 20% of such total number upon or after the expiration of three (3) years from the date of this option grant;

         (iv) an additional 20% of such total number upon or after the expiration of four (4) years from the date of this option grant;

         (v) an additional 20% of such total number upon or after the expiration of five (5) years from the date of this option grant;



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

         (vi) the above percentages are cumulative so that the failure of the Optionee in any year to exercise this option for all or any portion of the total number of shares represented hereby shall not prejudice his right to acquire in any period such number of shares which when added to the number of share acquired by the Optionee hereunder in any prior period, if any, shall not exceed that percentage of the total number of shares represented hereby as is equal to:

                (a) 40% thereof upon or after the expiration of two years from the date of this grant,

                (b) 60% thereof upon or after the expiration of three years from the date of the grant,

                (c) 80% thereof upon or after the expiration of four years from the date of this grant,

                (d) 100% thereof upon or after the expiration of five years from the date of the grant.

In any event, this Option shall become fully vested and exercisable with respect to all of the Option Shares five years after the date hereof. Once vested, options shall continue to be exercisable at any time or times prior to the Expiration Date.

2.       MANNER OF EXERCISE.

         The Optionee may exercise this Option only in the following manner:
From time to time prior to the Expiration Date of this Option, the Optionee may give written notice to the Company of his election to purchase some or all of the vested Option Shares purchasable at the time of such notice. Said notice shall specify the number of shares to be purchased and shall be accompanied by payment therefor in cash or in shares of the Company's Common Stock, valued at their fair market value on the date of exercise as determined in good faith by the Board of Directors of the Company or a Committee thereof acting under the Plan. No certificates for the shares so purchased will be issued to Optionee until the Company has completed all steps required by law to be taken in connection with the issue and sale of the shares, including without limitation, if said shares have not been registered under the Securities Act of 1933, as amended, receipt of a representation from the Optionee upon each exercise of this Option that he is purchasing the shares for his own account and not with a view to any resale or distribution



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

thereof, legending of any certificate representing said shares, and the imposition of a stop transfer order with respect thereto, to prevent a resale or distribution in violation of Federal or state securities laws. If requested upon the exercise of the Option, certificates for shares may be issued in the name of the Optionee jointly with another person with rights of survivorship or in the name of the executor or administrator of his estate, and the foregoing representations shall be modified accordingly.

3.       TRANSFERABILITY.

         Except as provided in Section 4, this Option is personal to Optionee, is not transferable by the Optionee in any manner by operation of law or otherwise, and is exercisable, during the Optionee's lifetime, only by him.

4.       TERMINATION OF EMPLOYMENT.

         This Option, as to any shares not theretofore purchased, shall terminate whenever Optionee is no longer employed by the Company or a subsidiary as defined in the Internal Revenue Code of 1986, as amended (the "Code"); provided, however, that if such termination of employment results from Optionee's death or disability as defined in Section 105 of the Code this Option may be exercised by the Optionee or his personal representative within six (6) months after his death or disability, or until the Expiration Date, whichever first occurs, but only to the extent that this Option was exercisable by the Optionee on the date of his death or disability. No Option will confer upon any Optionee any right with respect to continuance of employment by the Company or a subsidiary, nor will it interfere in any way with the right of his employer to terminate his employment at any time.

5.       OPTION SHARES.



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

         The shares of stock which are the subject of this Option are shares of Common Stock of the Company as constituted on the date of this Option, subject to adjustment as provided in Section 6 of the Plan.

6.       EFFECT OF CERTAIN TRANSACTIONS.

         If the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation, or if the Company is liquidated or sells or otherwise disposes of all or substantially all of its assets to another corporation while this Option remains outstanding,
(i) subject to the provisions of clause (iii) below, after the effective date of such merger, consolidation or sale, as the case may be, the holder of this Option shall be entitled, upon exercise of such Option, to receive in lieu of shares of Common Stock, shares of such stock or other securities as the holders of shares of Common Stock received pursuant to the terms of the merger, consolidation or sale; (ii) the Board may waive any discretionary limitations in this stock option agreement so that the Option shall be exercisable in full; and
(iii) the Option may be cancelled by the Board as of the effective date of any such merger, consolidation, liquidation or sale provided that notice of such cancellation shall be given to the holder not less than thirty (30) days preceding the effective date of such merger, consolidation, liquidation, sale or disposition and provided that the Board may in its sole discretion waive any discretionary limitations imposed in this stock option agreement so that such Option shall be exercisable in full or in part as the Board may determine during such thirty (30) day period.

7.       NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

         The Optionee hereby agrees that he will promptly give notice to the Company in the event that he sells, transfers, exchanges or otherwise disposes of any shares of Stock or other securities obtained pursuant to any exercise of this Option before the later of (a) the second anniversary of the date of grant set forth at the conclusion of this Agreement and (b) the first anniversary of the date on which the shares of Stock or other securities were transferred to him pursuant to his exercise of this Option.

8.       STOCK RESTRICTION .

         (a) Optionee represents and warrants that he is acquiring the Shares of his own account for the purpose of investment and not with a view to resale or distribution.

         (b) The certificates evidencing the Shares shall be endorsed with a legend, in addition to any other legends required by this Agreement, substantially as follows:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL FOR THE CORPORATION THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT."

         (c) Optionee understands and agrees that neither the Company nor any agent of the Company shall be under any obligation to recognize any transfer of any of the Shares if, in the opinion of counsel for the Company, such transfer would result in violation by the Company of any federal or state law with respect to the offering, issuance or sale of securities.

9.       MISCELLANEOUS.

         Notices hereunder shall be mailed or delivered to the Company at its principal place of business, 950 Winter Street, Waltham, MA 02154, and shall be mailed or delivered to Optionee at his address set forth below, or in either case at such other address as one party may subsequently furnish to the other party in writing. This Option shall be construed in a manner to qualify it as an incentive stock option under Section 422 of the Code and shall be governed by the laws of the Commonwealth of Massachusetts.

                   PART B: CONFIDENTIALITY AND NON-COMPETITION

1.       REPURCHASE OF OPTIONEE'S STOCK BY THE COMPANY.

         1.1 REPURCHASE OPTION UPON TERMINATION OF EMPLOYMENT. Upon termination of the Optionee's employment with the Company at any time, by either the Company or the Optionee, for any reason including death, the Company shall have the option to repurchase (hereinafter called the "Repurchase Option") some or all of the Optionee's Stock at a per share price determined in accordance with Section B.1.2 hereof.

         1.2 REPURCHASE OPTION PRICE PER SHARE. The repurchase price per share (the "Repurchase Price") shall be the fair market value of a share of the Company's Common Stock as of the date of termination of the Optionee's employment with the Company as determined in good faith by the Board of Directors of the Company.

         1.3 ELECTION OF REPURCHASE OPTION. In the event the Company is entitled to and does elect to exercise the Repurchase Option, it shall give to the Optionee or his estate a written notice within sixty (60) days of the Optionee's termination specifying the number of shares which the Company elects to purchase and a date for closing hereunder, which date shall not be more than fourteen (14) calendar days after the giving of such notice. The closing shall take place at the office of the Company, or such other place as shall be mutually agreed upon. The Repurchase Price shall be paid in full in cash or, at the election of the Company, by the promissory note of the Company payable to the order of the Optionee or his estate in not more than thirty-six (36) equal monthly installments with simple interest to be charged on the unpaid balance at a rate of interest equal to the prime rate charged by the Bank of Boston on the date of the closing, payable with each installment. The first such installment shall be due and payable on the first day of the month following the date of the closing as hereinbefore provided. Such note shall provide that the Company shall provide that the Company shall have the right to pay the principal, or any portion thereof, at any time or times; that upon default for thirty (30) days in the payment of any such installment or of the interest thereon, or in the event of bankruptcy, receivership, or dissolution of the Company, or if the Company shall make an assignment for the benefit of its creditors, the entire balance then remaining unpaid shall become due and payable forthwith at the option of the holder of the note; and that presentment, protest and notice of protest and nonpayment are waived.

         If, at the closing under this Section B.1.3, the Repurchase Price is paid in full in cash, the Optionee shall deliver to the Company all of the certificates of Stock and stock powers of the Optionee held by the Optionee that the Company is thereby repurchasing, or if, at the closing, any portion of the Repurchase Price is not paid in cash, the Company's attorneys shall retain and hold all of the certificates of Stock of the Optionee and all stock powers that the Company has elected to repurchase as collateral security for the payment of the Repurchase Price and any interest thereon until the Company shall have paid such price and interest in full. As soon as payment of said price and interest shall be made in full the Company's attorneys shall deliver to the Company any and all of the certificates of Stock and stock powers of the Optionee that the Company has repurchased. In the event that the balance of the note, including interest thereon, shall be accelerated and such balance shall remain unpaid for a period of thirty (30) days thereafter, the Optionee or his estate may cause to be hold at public or private sale the Stock held by the Company's attorneys as security hereunder for such note. The proceeds of any such sale, less the reasonable expenses incurred in connection therewith, shall be applied toward the payment of the balance due under such note and the excess, if any, shall be turned over to the Company.

         1.4 DISPOSITION OF THE OPTIONEE'S STOCK UPON COMPANY'S ELECTION NOT TO REPURCHASE FOLLOWING TERMINATION. Where the Optionee's employment has been terminated for any reason including death and where the Company has elected not to repurchase some or all of his Stock under its Repurchase Option, all restrictions on the transfer of such Stock under this Agreement shall be terminated. The Company's attorneys shall remove from the certificate or certificates representing such Stock the legend set forth in Paragraph 4 hereof and deliver the Stock to the Optionee forthwith.

2.       COMPANY'S RIGHT OF FIRST REFUSAL UPON PROPOSED SALE OF STOCK.

         2.1 OPTION AND RIGHT OF FIRST REFUSAL. Except as otherwise provided herein, the Company is hereby granted the option and right to purchase any or all of the shares of the Optionee's Stock that the Optionee proposes to sell, assign, transfer or dispose of in any manner at any time before or after termination of the Optionee's employment by the Company. The Optionee shall deliver to the Company, not less than sixty (60) days prior to the anticipated date of consummation of a proposed sale, assignment, transfer or other disposition, a written notice setting forth the anticipated date of such transaction, the number of shares of Stock that are to be the subject of such transaction, the names and addresses of the prospective parties thereto, the proposed consideration and terms of payment and other material facts related thereto (the "Notice of Transaction").

         The Company shall have the right to exercise the option created hereunder by delivering to the Optionee, within thirty (30) days of delivery of such Notice of Transaction, a written notice indicating that it is exercising this option and setting forth the number of shares to be acquired (the "Notice of Exercise"). The purchase price for the shares shall be the purchase price set forth in the Notice of Transaction which has been agreed to by the prospective parties (the "Offer Price"). At its option, the Company may pay the Offer Price either in cash or by issuance of a thirty-six month promissory note as described in Section B.1.3 hereof. The Company's election with respect to form of payment shall be set forth in the Notice of Exercise.

         The closing of the option created hereunder shall take place at the office of the Company or at such other location as the Company and the Optionee mutually shall agree not more than thirty (30) days after the delivery by the Company of the Notice of Exercise.

         If, at the closing under this Section B.2.1, the shares are purchased by the Company by payment in full in cash, the Optionee shall deliver to the Company all of the certificates of Stock and stock powers of the Optionee that the Company is hereby repurchasing, or if, at the closing, any portion of the Offer Price is not paid in cash, the Company's attorneys shall retain and hold all of the certificates of Stock of the Optionee and all stock powers that the Company has elected to repurchase as collateral security for the payment of the

Offer Price and any interest thereon until the Company shall have paid said Offer Price and interest in full. As soon as payment of said Offer Price and interest shall be made in full, the Company's attorneys shall deliver to the Company any and all of the Certificates of Stock and stock powers of the Optionee that the Company has repurchased. In the event that the balance of the note, if any, including interest thereon, shall be accelerated and such balance shall remain unpaid for a period of thirty (30) days thereafter, the Optionee may cause to be sold at public or private sale the Stock held as security hereunder for such note. The proceeds of any such sale, less the reasonable expenses incurred in connection therewith, shall be applied toward the payment of the balance due under such note and the excess, if any, shall be turned over to the Company.

         2.2 DISPOSITION OF OPTIONEE'S STOCK UPON COMPANY'S ELECTION NOT TO REPURCHASE PURSUANT TO ITS RIGHT OF FIRST REFUSAL. If, within thirty (30) days after the Company receives the Optionee's Notice of Transaction, the Company has not delivered its Notice of Exercise to the Option as to some or all of his Stock, then the Optionee may sell all or a part of his shares to the prospective parties at the Offer Price within ninety (90) days of the date of the Notice of Transaction, and all restrictions on the transfer of such shares under this Agreement shall be terminated. All shares not purchased by the Company or prospective parties at the Offer Price hereunder shall remain subject to the terms of this Agreement.

3.       TRANSFERS IN VIOLATION OF THIS AGREEMENT.

         In addition to any other legal or equitable remedies which they may have, the Company or the Stockholders may enforce their respective rights by actions for specific performance (to the extent permitted by law) and the Company may refuse to recognize any transferee as one of its Stockholders for any purpose, including, without limitation, for purposes of dividend and voting rights, until all applicable provisions of this Agreement have been complied with.

4.       LEGEND TO BE AFFIXED TO OPTIONEE'S STOCK.

         In addition to the legend required by A.8(b) of this Agreement, the following legend shall be displayed prominently on each Certificate of Stock purchased by or otherwise transferred to the Optionee under this Agreement:

         The shares represented by this certificate are subject to restriction on transfer set forth in the Incentive Stock Option Grant and Confidentiality Agreement dated ___________, 1995, a copy of which will be furnished by the Company to the holder of this certificate upon written request and without charge.

5.       CONFIDENTIALITY; PROPERTY RIGHTS.

         The Optionee agrees that he shall not directly or indirectly disclose any of the products, designs, techniques and trade secrets of the Company, nor use them in any way, either during the term of his employment with the Company or at any time thereafter, except as required in the course of his employment with the Company. All files, programs, software, records, documents and similar items relating to the business of the Company, including, but not limited to, lists of current and prospective customers, whether prepared by the Company or otherwise, coming into his possession, shall remain the exclusive property of the Company and shall not be removed from the premises of the Company under any circumstances whatsoever without the prior written consent of the Company, or except in his authorized capacity as an employee of the Company.

6.       NONCOMPETITION.

         6.1 COVENANTS NOT TO COMPETE. The Optionee covenants and agrees as follows:

               (a) that he will not, during the term of his employment with the Company and for a period of two (2) years immediately thereafter, either as an employee, employer, consultant, agent, principal, partner, stockholder, corporate officer, director, or in any other individual or representative capacity ("directly or indirectly"), either (i) engage or participate in any business that is in competition in any manner whatsoever with the business of the Company or (ii) have any professional contract or relationship with any accounts of the Company for himself, directly or indirectly, or with or in conjunction with any other person, persons, firm, company, partnership or corporation engaged in any business that is in competition in any manner with the business of the Company or from time to time handled by the Company during the term of the Optionee's employment with the Company;

               (b) that he will not, during the term of his employment with the Company and for one (1) year immediately thereafter, directly or indirectly, or in conjunction with any other person, persons, firm, company, partnership or corporation call upon to sell, lease or license or endeavor to sell, lease or license to any of the customers, prospective customers (i.e., any company that has been contacted by the Company during a one year period prior to a contact by the Optionee) of the Company the same types of products and services provided by the Company as of the date hereof or provided by the Company during the term of this Agreement;

               (c) the Optionee recognizes and acknowledges that the Company's Confidential Information (including, but not limited to, lists of the Company's customers and prospective customers and the Company's specially designed computer software) is valuable, special and unique to the Company. The Optionee will not during the term of his employment with the Company or at any time thereafter disclose any Confidential Information to any person, persons, firm, corporation, partnership, association or other entity for any reason or purpose whatsoever. In the event of a breach or threat of breach by the Optionee of the provisions of this Section B.6.1(c), the Company shall be entitled to an injunction restraining the Optionee from disclosing in whole or in part any Confidential Information and/or from otherwise violating the terms of this Agreement. Nothing herein shall be construed as prohibiting the Company from pursuing any other remedies available to the Company for such breach or threatened breach including the recovery of damages from the Optionee.

         6.2 INDEPENDENT COVENANTS. The foregoing covenants shall be construed as covenants independent of any other provision in this Agreement, and the existence of any claim or cause of action of the Optionee against the Company (whether predicated on this Agreement or otherwise) shall not constitute a defense to the enforcement by the Company of the foregoing covenants. In the event that the Optionee leaves the employ of the Company by his own request, at the request of the Company or otherwise, the foregoing covenants shall remain in full force and effect as independent covenants, regardless of any other covenants, terms, or conditions in this Agreement or any other Agreement.

7.       GENERAL PROVISIONS.

         7.1 NOTICE. Any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, addressed to the other party hereto at his or its address as listed below or at such other address as such party may designate by ten (10) days advance written notice to the other party hereto.

         7.2 FURTHER AGREEMENTS. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the intent of this Agreement.

         7.3 WAIVER, MODIFICATION AND TERMINATION. The Company, by vote of its Board of Directors, and the Optionee, by written consent, may waive their respective rights hereunder, either generally or with respect to one or more specific transfers which have been proposed, attempted or made. This Agreement may be modified or terminated by vote of the Board of Directors of the Company and the written consent of the Optionee, if the Optionee is still employed by the Company or otherwise subject to a provision of this Agreement. This Agreement shall terminate automatically upon the occurrence of any of the following events:

               (a) The dissolution of the Company; or the appointment of a receiver of the property of the Company; or the assignment by the Company of its assets for the benefit of creditors or the filing by the Company of a petition, or the approval by a court of competent jurisdiction of a petition filed against the Company, under any bankruptcy or insolvency laws; and

               (b) The mutual consent of the Company and the Optionee to the termination of this Agreement.

         Upon termination of this Agreement all obligations and rights of the Company and the Optionee hereunder shall cease, except that those obligations under both Sections B.5 and B.6 hereof shall continue until the times specified therein, and any obligations of the Company to pay for Stock that arose under Sections B.1 and B.2 shall survive.

         7.4 PROHIBITION BY LAW OF REPURCHASE BY THE COMPANY. The Company may not elect to repurchase the Stock under this Agreement if such repurchase would violate any applicable provisions of law with respect to minimum capital requirement and use of corporate funds to repurchase the Company's shares.

         7.5   GOVERNING LAW, COUNTERPARTS, ETC.

               (a) This Agreement shall be construed under and governed by the laws of the Commonwealth of Massachusetts.

               (b) This Agreement may be executed in ne or more counterparts each of which shall be deemed an original and all of which together shall constitute a single instrument.

               (c) In case any term of this Agreement shall be held invalid, illegal or unenforceable in whole or in part, neither the validity of the remaining part of such a term nor the validity of any other term of this Agreement shall in any way be affected thereby.

               (d) This Agreement shall insure to the benefits of and be binding upon the successors and assigns of the Company and the heirs, executors and administrators of the Optionee.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                            Boyle Leasing Technologies, Inc.

                                            By:_________________________________
                                                President

                                            ____________________________________
                                                Optionee

                                            ____________________________________
                                                Address

                                            ____________________________________
                                                City/State/Zip